Execution Version
AMENDMENT NO. 1
TO
INVESTMENT AGREEMENT
December 9, 2020
This AMENDMENT NO. 1 to the INVESTMENT AGREEMENT (this “Amendment”), is dated as of December 9, 2020 and is entered into by and between TriState Capital Holdings, Inc., a Pennsylvania corporation (the “Company”), and T-VIII PubOpps LP, a Delaware limited partnership (“Purchaser”). Capitalized terms used and not defined herein have the meanings ascribed to such terms in that certain Investment Agreement, dated as of October 10, 2020 (the “Agreement”).
R E C I T A L S
WHEREAS, the Company and the Purchaser entered into the Agreement on October 10, 2020; and
WHEREAS, the Company and Purchaser, acting in accordance with Section 6.3 (Amendment; Waiver) of the Agreement, desire to amend the Agreement on the terms and subject to the conditions set forth herein.
NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Company and Purchaser hereby agree to amend the Agreement as follows:
A G R E E M E N T
1.Amendment to the Agreement.
(a)Section 4.1 of the Agreement is hereby amended by adding the following new clause (d):
“(d) For the avoidance of doubt, and notwithstanding anything to the contrary within or outside this Agreement, the Series C Preferred Stock shall not be convertible into Voting Common Stock and the Warrants shall not be exercisable into Voting Common Stock, in each case, in the hands of Purchaser, any Affiliate of Purchaser, or any other person with which Purchaser is presumed to be acting in concert under 12 C.F.R. § 303.82(b)(2).”
2.Amendments to Exhibits to the Agreement.
(a)Section 3(cc) of Exhibit A to the Agreement is hereby amended by adding the following to the end of the definition of “Permitted Regulatory Transfer”:
“For the avoidance of doubt, a Permitted Regulatory Transfer does not include a Transfer to any Affiliate of Purchaser or to any other person with which Purchaser is presumed to be acting in concert under 12 C.F.R. § 303.82(b)(2).”
(b)Section 1 of Exhibit B to the Agreement is hereby amended by adding the following to the end of the definition of “Permitted Regulatory Transfer”:

“For the avoidance of doubt, a Permitted Regulatory Transfer does not include a Transfer to any Affiliate of Purchaser or to any other person with which Purchaser is presumed to be acting in concert under 12 C.F.R. § 303.82(b)(2).”
(c)Section 4.6(d) of Exhibit E to the Agreement is hereby amended by adding the following to the end of the definition of “Permitted Regulatory Transfer”:
“(for the avoidance of doubt, a Permitted Regulatory Transfer does not include a Transfer to any Affiliate of Purchaser or to any other person with which Purchaser is presumed to be acting in concert under 12 C.F.R. § 303.82(b)(2))”
3.Miscellaneous.
(a)This Amendment and the rights hereunder are not assignable by any party hereto unless such assignment is consented to in writing by the other party hereto and any assignment in contravention to this provision shall be null and void.
(b)This Amendment and all the provisions hereof shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.
(c)This Amendment and all claims or causes of action (whether based on contract, tort or otherwise) that may be based upon, arise out of or relate to this Amendment or the facts and circumstances leading to its execution, shall be governed by, and construed in accordance with, the Laws of the State of Pennsylvania, without giving effect to any laws, rules or provisions of the State of Pennsylvania that would cause the application of the laws, rules or provisions of any jurisdiction other than the State of Pennsylvania.
(d)Except as expressly set forth herein, this Amendment shall not alter, modify, amend or in any way affect any of the other terms or conditions contained in the Agreement or any exhibit or schedule thereto, each of which is ratified and affirmed in all respects and shall continue in full force and effect.
(e)The provisions of the following sections of the Agreement are hereby incorporated by reference to this Amendment mutatis mutandis for their application with respect to this Amendment: 3.2(b) (Confidentiality); 6.4 (Counterparts; Execution); 6.6 (Waiver of Jury Trial); 6.7 (Notices); 6.9 (Interpretation; Other Definitions); 6.10 (Captions); 6.11 (Severability); 6.12 (No Third Party Beneficiaries) and 6.15 (Specific Performance).
[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first herein above written.
TRISTATE CAPITAL HOLDINGS, INC.
By:    /s/ James F. Getz
    Name:    James F. Getz
    Title:    Chairman, President and Chief
        Executive Officer

[Signature Page to Amendment No. 1 to Investment Agreement]

T-VIII PUBOPPS LP

By:     T-VIII PubOpps GP LLC, its sole general partner

By:    Trident VIII, L.P., its managing member

By:     Trident Capital VIII, L.P., its sole general partner

By:    DW Trident GP, LLC, a general partner
By:    /s/ David J. Wermuth
    Name:    David J. Wermuth
    Title:    Member

[Signature Page to Amendment No. 1 to Investment Agreement]